SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

NIKE, INC.

(Exact Name of Registrant as Specified in Charter)

Oregon	1-10635	93-0584541

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Bowerman Drive
Beaverton, Oregon 97005-6453

(Address of Principal Executive Offices)

(503) 671-6453

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 9. REGULATION FD DISCLOSURE

     (a)  On August 14, 2002, the Registrant filed its Annual Report on Form 10-K for the fiscal year ended May 31, 2002 (the “Form 10-K”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-K:

Certification of Chief Executive Officer

     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NIKE, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended May 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/S/ PHILIP H. KNIGHT

Philip H. Knight Chief Executive Officer

Certification of Chief Financial Officer

     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NIKE, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended May 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/S/ DONALD W. BLAIR

Donald W. Blair Chief Financial Officer

The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act

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of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     (b)  On August 14, 2002, each of the Principal Executive Officer, Philip H. Knight, and Principal Financial Officer, Donald W. Blair, of the Registrant submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     Attached as Exhibits 99.1 and 99.2 are copies of each of these statements.

     The foregoing information, including the exhibits, is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	NIKE, INC. (registrant)

By: /S/ DONALD W. BLAIR

Name: Donald W. Blair Its: Chief Financial Officer

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Exhibit Index

Exhibit 99.1.	Statement Under Oath of Principal Executive Officer dated August 14, 2002.

Exhibit 99.2.	Statement Under Oath of Principal Financial Officer dated August 14, 2002.

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